Discontinued Operations	12 Months Ended
Sep. 30, 2012
Discontinued Operations and Disposal Groups [Abstract]
Discontinued Operations
NOTE 2: DISCONTINUED OPERATIONS
During the third quarter of fiscal 2013, our Board of Directors approved a plan to close 107 legacy stores (102, 94 and 72 of which were in operation at September 30, 2012, 2011 and 2010, respectively) in a variety of locations. These stores are generally older, smaller stores that do not fit our future growth profile.
Store closures as discontinued operations include:

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57 stores in Mexico, 52 of which are small, jewelry-only asset group formats. We will continue to operate our full-service SWS stores under the Empeño Fácil brand, and expect to continue our rapid storefront growth in Mexico.

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29 stores in Canada, where we are in the process of transitioning to an integrated buy/sell and financial services model under the Cash Converters brand. The affected asset group consists of stores that are not optimal for that model because of location or size. We will continue to operate full-service buy/sell and financial services center stores under the Cash Converters brand in Canada and the United States.

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20 financial services stores in Dallas, Texas and the State of Florida, where we are exiting both locations primarily to onerous regulatory requirements. In addition, one jewelry-only concept store will be closed, which was our only jewelry-only store in the United States.

Certain balances in the consolidated financial statements and footnote disclosures have been revised as a result of the discontinued operations.

Discontinued operations in fiscal 2012, 2011 and 2010 include $17.3 million, $16.5 million and $7.9 million of revenues and $4.8 million, $1.5 million and $1.3 million pre-tax operating losses from stores being closed, respectively.